PROS Holdings Q1 2021 NYSE: PRO

Page 2 ©2021 PROS Holdings, Inc. All rights reserved. Disclaimer / Forward-Looking Statements Included in this presentation are forward-looking statements including, but not limited to, those related to earnings, addressable market and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this presentation. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known as of the date hereof, and PROS Holdings assumes no obligation to update any such statements, except as required by law. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

Page 3 ©2021 PROS, Inc. All rights reserved. Confidential and Proprietary We optimize every shopping and selling experience.

Page 4 PROS Strategic Pillars Leverage partnerships to expand our reach at scale Drive an incredible customer experience, adoption & value Accelerate market penetration & customer expansions with the PROS Platform Lead AI innovation powering digital commerce

Business Overview ©2021 PROS Holdings, Inc. All rights reserved.

Page 6 ©2021 PROS Holdings, Inc. All rights reserved. PROS at a Glance $247mm+ Total Revenue TTM 85% Recurring Revenue as a % of Q1 Total Revenue $30B+ Underpenetrated, Addressable Market 27% of Total Revenue 2020 Invested into R&D2 Free Cash Flow Improvement Q1 Year-Over-Year1 58 Countries with Customers $21mm 1) Non-GAAP metric. 2) Non-GAAP metric. On a GAAP basis R&D is 30% of 2020 Total Revenue.

Page 7 ©2021 PROS Holdings, Inc. All rights reserved. Disruption Is Driving Opportunity for Digital Leaders June 2020 Survey of 210 B2B Purchasing Professionals conducted by Hanover Research, commissioned by PROS. 70% 7 out of 10 B2B buyers are shifting their wallet share… and only 1 of 3 buyers feel their vendors were well prepared to support them virtually

Page 8 ©2021 PROS Holdings, Inc. All rights reserved. The Acceleration of B2B Digital Sales Channels 80% By 2025, of B2B sales interactions between suppliers and buyers will occur in digital channels Source: The Future of Sales in 2025: A Gartner Trend Insight Report

PROS AI Solutions Power Companies to Compete and Win in Today’s Digital Economy ©2021 PROS Holdings, Inc. All rights reserved.

Buyer Quoting & Shopping Cart PROS Provides Intelligence to Commerce Price Management Opportunity Identification Price Optimization Cross-sell Dynamic Pricing Configuration Products & Offers Merchandising Demand Forecasting Supply Optimization Partners Sales Stores Social Web Marketplaces Mobile eCommerce ERP CRM TRADITIONAL CHANNELS DIGITAL CHANNELS

Powerful, Flexible & Self-Learning AI Capabilities

Automotive & Industrial | B2B Services | Chemicals & Energy | Food & Consumables | Healthcare | Technology | Travel

Without manual intervention

- Understands **a user's** context
- Personalizes and adapts
- Predicts, prescribes and automates
- Learns from data and actions
- Improves continuously

Leveraging AI Technology

All the information available + Computational power of the cloud + Machine learning and other algorithms

PROS

©2021 PROS Holdings, Inc. All rights reserved.

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Page 12 ©2021 PROS Holdings, Inc. All rights reserved. PROS Powers Commerce in the Digital Economy In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. With PROS, dealers can order directly from an electronic catalog to configure and place orders, ensuring a real-time sales experience and complete order accuracy. There are small cost investment, large impact, like Salesforce, PROS as a pricing tool, Tableau as an analytical tool. Lance Fritz Union Pacific Chief Executive Officer Q2 2020 Earnings Call Randy Carey, Manitou Group Vice President, Digital Transformation Jean-Phillippe Bitouzet, Saint Gobain Supply Chain & Business Model Director

Page 13 ©2021 PROS Holdings, Inc. All rights reserved. We Power Commerce for Leading Enterprises Across Industries Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

Page 14 ©2021 PROS Holdings, Inc. All rights reserved. PROS TAM is Massive, Global and Growing $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy Note: (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $30B+ Underpenetrated, Addressable Market (1)

Page 15 ©2021 PROS Holdings, Inc. All rights reserved. Numerous Vectors for Growth Continued Product Innovation Migrate Legacy Customers to Cloud Cross/Up-Sell Existing Customers Strategic M&A Land New Logos

Financial Overview ©2021 PROS Holdings, Inc. All rights reserved.

Page 17 ©2021 PROS Holdings, Inc. All rights reserved. First Quarter 2021 Earnings Recap $mm (Except Per Share) Q1 2021 Q1 2020 Delta TTM 3/31/21 TTM 3/31/20 Delta Total Revenue $61.4 $66.3 (7%) $247.5 $260.5 (5%) Subscription Revenue $42.6 $43.2 (1%) $170.0 $157.6 8% Adjusted EBITDA ($9.4) ($11.4) $2.1 ($25.5) ($20.1) ($5.4) Free Cash Flow ($4.6) ($25.5) $20.9 ($32.4) ($16.8) ($15.6) Non-GAAP Net Loss Per Share ($0.22) ($0.23) $0.01 ($0.65) ($0.47) ($0.18) For a reconciliation of GAAP to Non-GAAP metrics refer to the appendix.

Page 18 ©2021 PROS Holdings, Inc. All rights reserved. Strong and Consistent Cloud Growth Trajectory ($mm) Subscription Revenue 66 99 145 170 2017 2018 2019 2020 37% CAGR 136 163 204 215 2017 2018 2019 2020 Recurring Revenue 17% CAGR

©2021 PROS Holdings, Inc. All rights reserved. Page 19 Globally Diversified Business 32% of 2020 Total Revenue United States 30% of 2020 Total Revenue Europe 38% of 2020 Total Revenue Other Regions

Page 20 ©2021 PROS Holdings, Inc. All rights reserved. Investment Highlights • Leading end-to-end, AI platform powering digital commerce • We believe the massive market opportunity is at an inflection point • Real-time, mission critical solutions delivering powerful customer ROI • Loyal customer base consisting of leading blue-chip companies • Deep competitive moat built through 35 years of AI leadership • Rapidly growing, highly visible subscription revenue • Strong culture of innovation and execution

Our Values ©2021 PROS Holdings, Inc. All rights reserved.

Page 22 ©2021 PROS Holdings, Inc. All rights reserved. Helping People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable We are OWNERS

Strong and Experienced Leadership Team



Andres Reiner
President & CEO
25+ years in enterprise technology including 20 years at PROS



Stefan Schulz
Chief Financial Officer
25+ years in enterprise technology including PROS, BMC, Lawson, & Digital River



Les Rechan
Chief Operating Officer
30+ years in enterprise technology including PROS, Solace, Halogen Software & IBM



Martin Simoncic
Chief Customer Officer
15+ years in customer success, delivery and enterprise technology including PROS & Vertafore



Nikki Brewer
Chief People Officer
15+ years in HR & Total Rewards including 3 years at PROS



Katrina Klier
Chief Marketing Officer
25+ years in high-tech experience including Accenture and Microsoft



Rob Reiner
Chief Technology Officer
20+ years in enterprise technology including PROS, BMC & NetIQ



Scott Cook
Chief Accounting Officer
20+ years in accounting and finance at PROS



Damian Olthoff
General Counsel & Secretary
20+ years in corporate law including 8 years at PROS

©2021 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

PROS.

Page 24 ©2021 PROS Holdings, Inc. All rights reserved. Employee Resource Groups: The Heart of Our Culture Dedicated to the professional development of women at PROS and in the surrounding tech community. Our Employee Resource Groups (ERGs) are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Created to attract, develop and retain Black talent at PROS. Represents the interests of the PROS and local Hispanic community while also celebrating the culture and values. Serves as a resource that positively influences and ensures the development of its LGBTQIA+ members. Connects the community of young professionals across PROS to foster growth and development of leadership skills.

Page 25 ©2021 PROS Holdings, Inc. All rights reserved. Committed to a Diverse & Inclusive Environment Women at PROS Underrepresented Minorities in the U.S. 21% 23% 27% 30% 30% 29% 27% 29% 32% 35% 35% 36% 2015 2016 2017 2018 2019 2020 2020 figures based on 1,235 global employees as of 12/31/20 16% 18% 17% 21% 23% 24% 24% 25% 25% 25% 27% 26% 2015 2016 2017 2018 2019 2020 Note: Underrepresented Minorities include AA, Hispanic and Multicultural 2020 figures based on 830 employees in the U.S. as of 12/31/20 Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Our employees mirror the rich cultural, ethnic and gender diversity of our global customers, and we want those who enter into a business relationship with PROS to see themselves in us.

Page 26 ©2021 PROS Holdings, Inc. All rights reserved. Green Office Spaces Our new global headquarters is LEED Silver certified and designed to minimize carbon emissions, conserve energy and water resources, as well as maximize natural light dispersion. Committed to a Sustainable Business Sustainable Data Centers Worldwide By partnering with Microsoft, we deliver our innovative solutions via data centers that operate using at least 50% green energy sources and are 100% carbon neutral. Recycling Efforts All PROS offices have a robust recycling program. Office-wide recycling efforts vary by location, but include such items as paper, plastic, glass, and aluminum, as well as common office consumables. Our Corporate Social Responsibility Report outlines our vision and strategy for creating a sustainable business that prioritizes our responsibilities to the world in which we live.

Page 27 ©2021 PROS Holdings, Inc. All rights reserved. Contact Us Email: ir@pros.com Phone: 713.335.5895 Web: pros.com

Appendix ©2021 PROS Holdings, Inc. All rights reserved.

Page 29 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited)

GAAP to Non-GAAP Reconciliation
(Unaudited)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Quarter over Quarter % change	Year Ended December 31, 2020	Year Ended December 31, 2019	Year over Year % change
GAAP gross profit	$ 35,539	$ 37,814	(6) %	$ 147,791	$ 151,217	(2)%
Non-GAAP adjustments:						
New headquarters noncash rent expense	—	167		417	646	
Amortization of acquisition-related intangibles	886	907		3,586	3,895	
Share-based compensation	587	490		2,132	2,025	
Non-GAAP gross profit	$ 37,012	$ 39,378	(6) %	$ 153,926	$ 157,783	(2)%
Non-GAAP gross margin	60.8 %	59.5 %		61.0 %	63.0 %	
GAAP loss from operations	$ (13,426)	$ (15,071)	(11) %	$ (66,080)	$ (53,338)	24%
Non-GAAP adjustments:						
Acquisition-related expenses	—	254		—	502	
Debt extinguishment fees	—	—		—	319	
New headquarters noncash rent expense	—	555		1,479	2,218	
Amortization of acquisition-related intangibles	1,363	1,398		5,507	5,831	
Share-based compensation	5,922	6,446		24,399	24,680	
Total Non-GAAP adjustments	7,285	8,653		31,385	33,550	
Non-GAAP loss from operations	$ (6,141)	$ (6,418)	(4) %	$ (34,695)	$ (19,788)	75%
Non-GAAP loss from operations % of total revenue	(10.1) %	(9.7) %		(13.7) %	(7.9) %	
GAAP net loss	$ (18,184)	$ (17,300)	5 %	$ (76,984)	$ (69,081)	11%
Non-GAAP adjustments:						
Total Non-GAAP adjustments affecting loss from operations	7,285	8,653		31,385	33,550	
Amortization of debt discount and issuance costs	3,277	1,945		8,703	11,074	
Loss on debt extinguishment	—	660		—	5,660	
Tax impact related to non-GAAP adjustments	1,736	1,375		8,645	4,623	
Non-GAAP net loss	$ (5,886)	$ (4,667)	26 %	$ (28,251)	$ (14,174)	99%
Non-GAAP diluted loss per share	$ (0.14)	$ (0.11)		$ (0.65)	$ (0.35)	
Shares used in computing non-GAAP loss per share	43,452	42,615		43,301	40,232	

PROS

©2021 PROS Holdings, Inc. All rights reserved.

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Page 31 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited)

Page 32 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended March 31, 2021 2020 Adjusted EBITDA GAAP Loss from Operations $ (20,590) $ (21,352) Amortization of acquisition-related intangibles 867 1,383 New headquarters noncash rent expense — 555 Share-based compensation 8,170 6,347 Depreciation and other amortization 2,201 2,037 Capitalized internal-use software development costs — (412) Adjusted EBITDA $ (9,352) $ (11,442) Net cash used in operating activities $ (4,429) $ (24,173) Purchase of property and equipment (excluding new headquarters) (203) (957) Capitalized internal-use software development costs — (412) Free Cash Flow $ (4,632) $ (25,542)

Page 33 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Adjusted EBITDA GAAP Loss from Operations $ (13,426) $ (15,071) $ (66,080) $ (53,338) Acquisition-related expenses — 254 — 502 Amortization of acquisition-related intangibles 1,363 1,398 5,507 5,831 New headquarters noncash rent expense — 555 1,479 2,218 Debt extinguishment fees — — — 319 Share-based compensation 5,922 6,446 24,399 24,680 Depreciation and other amortization 2,387 2,208 8,827 8,039 Capitalized internal-use software development costs (421) (415) (1,686) (1,436) Adjusted EBITDA $ (4,175) $ (4,625) $ (27,554) $ (13,185) Net cash provided by (used in) operating activities $ 12,452 $ 12,852 $ (49,389) $ 5,245 Purchase of property and equipment (excluding new headquarters) (601) (1,481) (2,248) (4,626) Purchase of intangible asset — — — (50) Capitalized internal-use software development costs (421) (415) (1,686) (1,436) Free Cash Flow $ 11,430 $ 10,956 $ (53,323) $ (867)

Page 34 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended March 31, 2020 2019 GAAP Loss from Operations $ (21,352) $ (13,610) Amortization of acquisition-related intangibles 1,383 1,583 New headquarters noncash rent expense 555 554 Share-based compensation 6,347 6,046 Depreciation and other amortization 2,037 1,742 Capitalized internal-use software development costs (412) (868) Adjusted EBITDA $ (11,442) $ (4,553) Net cash used in operating activities $ (24,173) $ (8,095) Purchase of property and equipment (excluding new headquarters) (957) (611) Purchase of intangible asset — (50) Capitalized internal-use software development costs (412) (868) Free Cash Flow $ (25,542) $ (9,624)